                                    AMENDMENT NO. 1 AND WAIVER, dated as of
                           March 16, 1998 (this "AMENDMENT"), to the Credit Agreement dated as of January 7, 1998 (the "CREDIT AGREEMENT"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, FLAGSTAR SYSTEMS, INC., a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, individually, a "BORROWER" and, collectively, the "BORROWERS"), ADVANTICA RESTAURANT GROUP, INC., a Delaware Corporation ("PARENT"), the Lenders (as defined in
                           Article I of the Credit Agreement) and THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "SWINGLINE LENDER"), as issuing bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders.

                  A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. Parent and the Borrowers have requested that the Required Lenders (i) grant certain waivers of compliance by Parent and the Borrowers with certain provisions of the Credit Agreement as provided herein and (ii) agree to amend certain provisions of the Credit Agreement as provided herein.

                  C. The Required Lenders are willing to grant such waivers and agree to such amendments, in each case on the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Waivers. (a) The Required Lenders hereby waive compliance by Parent and the Borrowers with Section 5.11 of the Credit Agreement to the extent, but only to the extent, necessary to permit any newly-formed, special purpose subsidiary of Parent (the "SPC") the only assets of which are
(i) Defeasance Eligible Investments (as defined in the Real Estate Financing Documents) that were acquired or retained in connection with the SRT Defeasance (as defined below) and the earnings thereon and proceeds thereof and (ii) cash in an amount necessary to effect the SRT Defeasance not to execute a Subsidiary Guarantee Agreement, an Indemnity, Subrogation and Contribution Agreement or any Security Document until such time when the SPC is no longer subject to a contractual prohibition on doing so.

                  (b) The Required Lenders hereby waive compliance by Parent and the Borrowers with Sections 5.12, 6.04, 6.05 and 6.08 of the Credit Agreement to the extent, but only to the extent, necessary to permit (i) the use of a portion of the proceeds of the Enterprises Sale (as defined in the Credit Agreement as amended by this Amendment) to cause (A) the defeasance in full of (1) the Mortgage Notes of Spardee's Realty (the "Spardee's Mortgage Notes") relating to the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust and (2) the Mortgage Notes of Quincy's Realty (the "Quincy's Mortgage Notes") relating to the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust in accordance with their respective terms (or otherwise on terms reasonably satisfactory to the Administrative Agent) or (B) the defeasance in full of the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust in accordance with their terms (or otherwise on terms reasonably satisfactory to the Administrative Agent) and, in the case of this clause (B), in consideration of such defeasance, the extinguishment of all obligations of the Subsidiaries in respect of the Spardee's Mortgage Notes and the Quincy's Mortgage Notes (the transactions referred to in clause (i)(A) or (i)(B) above, the "SRT DEFEASANCE"), (ii) the transfer of the Defeasance Eligible Investments and cash deposited to effect the SRT Defeasance to the SPC (the "SPC Transfer") and (iii) waivers, amendments and supplements to the Real Estate Financing Documents in connection with the implementation of the SRT Defeasance reasonably acceptable to the Administrative Agent, among other things, (A) to provide for reimbursement or indemnification by Parent of certain costs of Financial Security Assurance Inc. ("FSA"), (B) to impose limitations on distributions by Quincy's Realty and (C) to require the posting of a $1,000,000 letter of credit as part of the SRT Defeasance.

                  SECTION 2. Amendment. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting the following definitions in the appropriate alphabetical order:

                  "'DENNY'S MORTGAGE NOTES' shall mean the 11.03% Mortgage Notes of Denny's Realty due 2000."

                  "'ENTERPRISES SALE' shall have the meaning assigned to such term in Section 6.05(h)."

                  "'QUINCY'S MORTGAGE NOTES' shall mean the Mortgage Notes of Quincy's Realty relating to the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust."

                  "'SPARDEE'S MORTGAGE NOTES' shall mean the Mortgage Notes of Spardee's Realty relating to the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust."

                  "'SRT BONDS' shall mean the 10.25% Guaranteed Secured Bonds due 2000 of Secured Restaurants Trust."

                  "'SRT DEFEASANCE' shall have the meaning assigned to such term in Section 6.05(h).";

                  (ii) by inserting at the end of the definition of the term "Consolidated EBITDA" before the period the following proviso:

                  "; provided, however, that (a) prior to the occurrence of an Enterprises Sale, Consolidated EBITDA for each period will be determined assuming that the consolidated results of operations of Enterprises and its subsidiaries are attributable to continuing operations of Parent and the Subsidiaries, whether or not such consolidated results of operations are at the time being classified by Parent in its consolidated financial statements as the results of discontinued operations, (b) upon and after the occurrence of an Enterprises Sale, Consolidated EBITDA for each period that includes the date of occurrence of such Enterprises Sale will, solely for purposes of determining compliance with Sections 6.11, 6.12, 6.13 and 6.14, be determined on a pro forma basis, as if Enterprises had been sold on the first day of such period and (c) after the occurrence of any acquisition of any person by Parent, any Borrower or any Specified Subsidiary, Consolidated EBITDA for each period that includes the date of occurrence of such acquisition will, solely for purposes of determining compliance with Sections 6.11 and 6.12, be determined on a pro forma basis, based on the actual historical results of operations of such person, as if such acquisition had occurred on the first day of such period";

                  (iii) by inserting at the end of the definition of the term "Consolidated Interest Expense" after the period the following sentence:

                  "Notwithstanding the foregoing, (a) prior to the occurrence of an Enterprises Sale, Consolidated Interest Expense for each period will be determined assuming that the consolidated interest expense (net of interest income) of Enterprises and its subsidiaries is attributable to continuing operations of Parent and the Subsidiaries, whether or not the consolidated results of operations of Enterprises and its subsidiaries are at the time being classified by Parent in its consolidated financial statements as the results of discontinued operations, and (b) upon and after the occurrence of an Enterprises Sale, Consolidated Interest Expense (i) for each period that includes the date of occurrence of such Enterprises Sale will, for all purposes in this Agreement, be determined on a pro forma basis, as if Enterprises had been sold and the SRT Defeasance had been effected on the first day of such period and (ii) for each period will, for all purposes in this Agreement, be determined without regard to (A) interest expense in respect of the Spardee's Mortgage Notes, the Quincy's Mortgage Notes and the SRT Bonds and (B) interest income in respect of the Defeasance Eligible Investments (as defined in the Real Estate Financing Documents).";

                  (iv) by inserting at the end of the definition of the term "Consolidated Lease Expense" after the period the following sentence:

                  "Notwithstanding the foregoing, (a) prior to the occurrence of an Enterprises Sale, Consolidated Lease Expense for each period will be determined assuming that the consolidated payment obligations of Enterprises and its subsidiaries for such period under Operating Leases are attributable to continuing operations of Parent and the Subsidiaries, whether or not the consolidated results of operations of Enterprises and its subsidiaries are at the time being classified by Parent in its consolidated financial statements as the results of discontinued operations, and (b) upon and after the occurrence of an Enterprises Sale, Consolidated Lease Expense for each period that includes the date of occurrence of such Enterprises Sale will, for all purposes of this Agreement, be determined on a pro forma basis, as if Enterprises had been sold on the first day of such period.";

                  (v) by inserting at the end of the definition of the term "Consolidated Total Debt" before the period the following text:

                  ", MINUS, at any time after the Enterprises Sale and the SRT Defeasance have occurred, the lesser of (x) $170,000,000, (y) the Net Cash Proceeds of such Enterprises Sale that have not previously been applied to incur Consolidated Capital Expenditures (or investments in lieu thereof permitted under Section 6.04(k)), pay Indebtedness, effect the SRT Defeasance or make investments or for any other purpose and (z) the aggregate amount of all cash and cash equivalents of Parent, the Borrowers and the Specified Subsidiaries (excluding the Defeasance Eligible Investments (as defined in the Real Estate Financing Documents) acquired in connection with the SRT Defeasance) that would be set forth on a consolidated balance sheet of Parent, the Borrowers and the Specified Subsidiaries prepared as of such date in accordance with GAAP";

                  (vi) by inserting immediately before the words "the fair market value" in the last sentence of the definition of the term "Indebtedness" the text "(a)" and inserting at the end of such definition before the period the following text:

                  "and (b) if the SRT Defeasance has occurred and remains effective, the aggregate amount of Indebtedness outstanding in respect of the Quincy's Mortgage Notes and the Spardee's Mortgage Notes or the SRT Bonds, as the case may be"; and

                  (vii) by deleting the words "each series of the Mortgage Notes" set forth in the first line of the definition of the term "Real Estate Refinancing" and substituting therefor the following words:

                  "(a) each series of the Mortgage Notes or (b) if the SRT Defeasance has occurred and remains effective, the Denny's Mortgage Notes".

                  (b) Section 6.04 of the Credit Agreement is hereby amended as follows:

                  (i) by inserting immediately before the word "Subsidiaries" in
         Section 6.04(k) the word "Domestic", by inserting immediately before the words "any Borrower" in Section 6.04(k) the text "any of Parent," and by deleting the word "and" at the end of Section 6.04(k); and

                  (ii) by deleting the period at the end of Section 6.04(l) and substituting therefor the text "; and" and by inserting after Section 6.04(l) the following new section:

                   "(m) Defeasance Eligible Investments (as defined in the Real
                  Estate Financing Documents) acquired in connection with the SRT Defeasance.".

                  (c) Section 6.05 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the word "$5,000,000" in clause (ii) of
         Section 6.05(e) and substituting therefor the word "$10,000,000";

                  (ii) by inserting at the end of Section 6.05(f) immediately before the semicolon the following:

                  ", except that during the three-fiscal-year period ending on or about December 31, 2000, Quincy's and its subsidiaries may dispose of additional underperforming restaurants (as determined in the good faith judgment of Parent) pursuant to this Section 6.05(f), having an aggregate Fair Market Value of not more than $45,000,000";

                  (iii) by deleting the word "and" set forth at the end of
         Section 6.05(f); and

                  (iv) by inserting after Section 6.05(g) the word "and" and the following new sections:

                  "(h) Spartan may sell all the capital stock of Enterprises (the "ENTERPRISES SALE"), provided that (i) at the time of such sale and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing,
                  (ii) such sale is consummated in accordance with the terms of the Stock Purchase Agreement among Parent, Spartan, Enterprises and CKE Restaurants, Inc. dated as of February 18, 1998 (without giving effect to any amendments, waivers, supplements or other modifications thereto that are adverse to the Lenders) (the "Purchase Agreement"), and applicable law and regulations and otherwise on terms reasonably satisfactory to the Administrative Agent, (iii) Spartan shall have received gross cash proceeds of not less than $380,799,679 (subject to adjustment as provided in the Purchase Agreement) from such sale, (iv) a portion of the cash proceeds of the Enterprises Sale is used immediately (A) to defease in full (1) the Spardee's Mortgage Notes and (2) the Quincy's Mortgage Notes in accordance with their respective terms (or otherwise on terms reasonably satisfactory to the Administrative Agent) or
                  (B) to defease in full the SRT Bonds in accordance with their terms (or otherwise on terms reasonably satisfactory to the Administrative Agent) in exchange for the extinguishment of all obligations of the Subsidiaries in respect of the Spardee's Mortgage Notes and the Quincy's Mortgage Notes and
                  (v) all Liens under or related to the Spardee's Mortgage Notes and the Quincy's Mortgage Notes affecting the Properties (as defined in the Spartan Indenture, but excluding the Defeasance Eligible Investments (as defined in the Real Estate Financing Documents) and cash deposited to effect the SRT Defeasance) are released and eliminated (the transactions referred to in clause (iv)(A) or (iv)(B) above, together with the transactions referred to in clause (v) above, the "SRT DEFEASANCE");".

                  (d) Section 6.08 of the Credit Agreement is hereby amended by inserting after the word "that" in the first proviso to Section 6.08(a) the word "(i)" and inserting at the end of such proviso before the semicolon the following:

                  "and (ii) Parent or the Subsidiaries may make up to an aggregate of $2,000,000 in prepayments of Indebtedness of Enterprises retained or to be retained by Parent or any Subsidiary in connection with the Enterprises Sale".

                  (e) Section 6.10 of the Credit Agreement is hereby amended by inserting at the end thereof before the period the following proviso:

                  ", PROVIDED FURTHER, that, after the occurrence of an Enterprises Sale, in addition to the Consolidated Capital Expenditures (or investments in lieu thereof permitted under Section 6.04(k)) permitted to be incurred pursuant to the foregoing provisions of this Section, Parent, the Borrowers and the Specified Subsidiaries may from time to time incur Consolidated Capital Expenditures (or investments in lieu thereof permitted under Section 6.04(k)) in an aggregate amount during the term of this Agreement not to exceed the lesser of (a) $170,000,000 and (b) the Net Cash Proceeds of such Enterprises Sale that have not previously been applied to incur Consolidated Capital Expenditures (or investments in lieu thereof permitted under Section 6.04(k)), pay Indebtedness, effect the SRT Defeasance or make investments or for any other purpose";

                  (f) Section 6.13 of the Credit Agreement is hereby amended, effective upon the occurrence of the Enterprises Sale and the SRT Defeasance, by deleting the second through ninth lines of the table set forth therein and substituting therefor the following:

                    Date                         Ratio
                    ----                         -----
               March 31, 1998                1.45 to 1.00
               June 30, 1998                 1.45 to 1.00
               September 30, 1998            1.45 to 1.00
               December 31, 1998             1.50 to 1.00
               March 31, 1999                1.60 to 1.00
               June 30, 1999                 1.60 to 1.00
               September 30, 1999            1.75 to 1.00
               December 31, 1999             1.75 to 1.00








                  (g) Section 6.14 of the Credit Agreement is hereby amended, effective upon the occurrence of the Enterprises Sale and the SRT Defeasance, by deleting the second through ninth lines of the table set forth therein and substituting therefor the following:

                      Date                       Ratio
                      ----                       -----

               March 31, 1998                1.25 to 1.00
               June 30, 1998                 1.25 to 1.00
               September 30, 1998            1.25 to 1.00
               December 31, 1998             1.28 to 1.00
               March 31, 1999                1.32 to 1.00
               June 30, 1999                 1.32 to 1.00
               September 30, 1999            1.40 to 1.00
               December 31, 1999             1.40 to 1.00


                  SECTION 3. Additional Agreements. Parent and the Borrowers hereby agree (a) to effect the SPC Transfer and (b) in connection therewith, to obtain (i) the release of (A) Quincy's Realty from all obligations under the Quincy's Mortgage Notes and the Spardee's Mortgage Notes and (B) Parent from all reimbursement and indemnification obligations related thereto and (ii) the release and elimination of the pledge of, and any other Liens affecting, the capital stock of Quincy's Realty under or related to the Quincy's Mortgage Notes or the Spardee's Mortgage Notes within 30 days after the date of occurrence of the Enterprises Sale. Parent and the Borrowers hereby further agree not to permit (a) Quincy's Realty or, after the SPC Transfer, the SPC to transfer the Defeasance Eligible Investments (as defined in the Real Estate Financing Documents) or any earnings thereon or proceeds thereof to any other person or to use the Defeasance Eligible Investments or any earnings thereon or proceeds thereof for any purpose, in each case other than to satisfy the obligations of Quincy's Realty or the SPC, as applicable, in respect of the Quincy's Mortgage Notes, the Spardee's Mortgage Notes or the other Real Estate Financing Documents, or (b) the SPC to engage in any business or activity other than holding such assets and using them for such purpose. The failure of Parent and the Borrowers to comply with this Section 3 will be deemed to constitute an Event of Default under the Credit Agreement.

                  SECTION 4. Representations and Warranties. Parent and the Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) The execution, delivery and performance by Parent and each necessary Loan Party of the Purchase Agreement, and the completion of both the Enterprises Sale and the SRT Defeasance (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Parent, any Borrower or any Subsidiary, (B) any order of any Governmental Authority or

         (C) any provision of any indenture, agreement or other instrument to which Parent, any Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.

                  (d) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                  SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders.

                  SECTION 6. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                  SECTION 7. Loan Document. This Amendment shall be a Loan Document for all purposes.

                  SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

                  SECTION 10. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        ADVANTICA RESTAURANT GROUP, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:

                                        DENNY'S, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                        EL POLLO LOCO, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                        FLAGSTAR ENTERPRISES, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                        FLAGSTAR SYSTEMS, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                        QUINCY'S RESTAURANTS, INC.,

                                              by
                                                 -------------------------
                                                 Name:
                                                 Title:


                                        THE CHASE MANHATTAN BANK, individually
                                        and as Administrative Agent, Collateral
                                        Agent, Swingline Lender and Issuing
                                        Bank,

                                        by
                                           -------------------------
                                           Name:
                                           Title:

                                                                              10
                                                               SIGNATURE PAGE TO
                                                                AMENDMENT NO. 1,
                                                  CONSENT AND WAIVER DATED AS OF
                                                                  March 16, 1998






To approve the Amendment:


Name of Institution ________________________________________________

                   by

                                 -----------------------------------
                                 Name:
                                 Title: